Leases (Details) - Schedule of Maturity Analysis of Future Minimum Lease Payments ¥ in Thousands, $ in Thousands	Oct. 31, 2023 JPY (¥)	Oct. 31, 2023 USD ($)	Jun. 01, 2023 JPY (¥)	Jun. 01, 2023 USD ($)
Schedule of Maturity Analysis of Future Minimum Lease Payments [Abstract]
2024 (remainder)	¥ 17,031	$ 112
2025	117,810	778
2026	139,615	922
2027	137,057	905
2028	136,956	904
Total	548,469	3,621
Less: Interest component	(39,171)	(258)
Present value of minimum less payments	¥ 509,298	$ 3,363	¥ 485,848	$ 3,208